United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR
Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.  REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Semiannual Report

June 30, 2013

Top Ten Holdings (as of June 30, 2013)

Company	Market Value	Percentage of Portfolio

Federated Government Obligations Fund #5 Institutional	$4,008,663	15.1%

Gardner Denver Inc.	$2,142,630	8.1%

Berkshire Hathaway Inc.	$1,902,640	7.2%

Automatic Data Processing, Inc.	$1,652,640	6.2%

Sigma-Aldrich Corp.	$1,286,720	4.8%

Franklin Resources, Inc.	$1,224,180	4.6%

Hillenbrand, Inc.	$1,209,210	4.6%

The Chubb Corporation	$1,185,100	4.5%

Illinois Tool Works Inc.	$1,175,890	4.4%

Stryker Corp.	$1,164,240	4.4%

Fellow Shareholders,

For the first six months of 2013 our Fund was up 11.7%, although we lagged our benchmark S&P 500 index (total return) by a couple percent, which rose 13.8%.   Given our large cash position, we’re pleased with the performance of the Fund.

Of all of the metrics which summarize the profitability of a company, return on equity (ROE) does a very good job, as long as debt level is low.  The Fund’s portfolio companies are all very profitable, which is evident from the table below:

Company	Return on Equity
Abbott Laboratories Inc.	22%
AFLAC Corp.	18%
Automatic Data Processing, Inc.	23%
Berkshire Hathaway Inc.	8%
The Chubb Corporation	10%
The Coca-Cola Company	28%
Colgate-Palmolive Co.	113%
Deere & Company	44%
Eaton Vance Corp.	33%
Emerson Electric Co.	19%
Franklin Resources, Inc.	21%
Gardner Denver Inc.	18%
Hillenbrand, Inc.	21%
Illinois Tool Works Inc.	27%
Johnson & Johnson	17%
Paychex, Inc.	32%
PepsiCo, Inc.	28%
Sigma-Aldrich Corp.	18%
Stryker Corp.	15%
Waters Corp	31%
Wells Fargo & Company	11%

We added Coca-Cola, Deere, Wells Fargo and AFLAC in the first half.  Coca-Cola, Deere and Wells Fargo are excellent companies with storied histories and bright futures.

AFLAC was a long-term Fund holding which we sold at an attractive price a couple years ago.   AFLAC's share price then suffered even though the company's operations continued to thrive.  AFLAC straightened out its European fixed income portfolio, solving our major concern.   We jumped at the opportunity to add AFLAC back to the Fund.

The Fog

Our clients often ask us to predict the future.  As noted in past shareholder letters, we focus on businesses rather than trying to predict short-term fluctuations in share prices.  But there is some truth to clients’ requests: investing in a business is investing in its future.  If we can get a clearer view about a business’s future then we can have more confidence in the company today.

When driving, a clear day enables a driver to see long distance down the road; on a foggy day, a driver’s vision is limited.  Investors face the same fog, as they try to evaluate the future profitability of a company.  Stable, consistent industries enable investors to extrapolate current profitability into the future; volatile industries introduce too much uncertainty for investors to have any confidence in future profitability.

Past is prologue.  Industries, comprised of companies which have stable and consistent earnings historically, are likely to have predictable futures.  Similarly, industries comprised of companies that go from “boom-to-bust” on a regular basis will likely produce similar conditions in the future.

To illustrate the issue, let’s take a look at a couple of industries.  For an industry with a foggy future, let’s look at mobile phone companies.  In the past 20 years, they have raked in huge profits and suffered severe losses, their results changing in just a couple of years.  In 2005, Motorola made $6.5 billion by selling their popular RAZR phones.  However, with limited success in the transition to smartphones, Motorola’s prospects dimmed, creating huge losses even while selling millions of phones each year.  Nokia faced the same issue, an inability to introduce a blockbuster smartphone after a decade of success.  Research in Motion’s Blackberry dominated the smartphone market until Apple introduced the iPhone.  Since then, Blackberry has lost market share, and its profitability has suffered.  Each time a leader has emerged in this industry, it has been displaced within ten years, with huge implications for the incumbent company’s profitability.  A company’s current position in the mobile phone business has very little to do with where it will be in five years.

Let’s look at an industry with less volatility, the branded food industry.  With brands, companies are likely to have future results which resemble past performance.  Heinz had the number one ketchup in 2003, with operating profitability at 14%; in 2013, it had the number one ketchup and an operating margin of 14%.  Hershey Co. had an operating margin of 17% in 2002; in 2012, it had an operating margin of 17%.   The stability of profitability within the branded food industry gives investors a reasonably clear idea of future profitability.  With a less dynamic industry, investors can have more confidence that the future will resemble the past.

To be clear, we are not suggesting that industries do not change and evolve over time.  However, some industries are inherently more stable, in terms of continued and expected profitability.  As investors looking to minimize risk while maximizing return, we avoid foggy industries in favor of clear ones.  We invest in excellent industries, and we are able to invest confidently in companies with long time horizons.

As always, we love hearing from our shareholders.   We won’t comment on any purchases or sales that the Fund has made or is considering.

	Luke E. Sims		David C. Sims

E-mail:	luke@simscapital.com	E-mail:	dave@simscapital.com
(O):	414/755-6790	(O):	414/765-1107

July 19, 2013

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2013 (unaudited)

Assets

Common stock--at market value (cost $14,837,579)	$22,539,100
Money market funds	4,008,663
Short-term interest receivable	34
Dividends receivable	33,235
Prepaid fees	13,913
		$26,594,945
Liabilities

Accounts payable	$98
Accrued expenses	5,200
Investment advisor fee payable	17,023
		$22,321

Total net assets		$26,572,624

Shareholders' Equity

Common stock- $0.001 par value per share;authorized 50,000,000 shares, outstanding 3,125,124 shares	$3,125
Paid-in capital	17,312,453
Undistributed net investment income	126,185
Undistributed capital gains/losses	1,429,340
Unrealized appreciation on investments	7,701,521

Shareholders' equity		$26,572,624

Net asset value per share		$8.50

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2013 (unaudited)

Investment Income

Dividends	$169,123
Interest	278
Total investment income		$169,401

Expenses

Advisory fees	$97,109
Legal fees	3,578
Insurance	6,248
Transfer agent	12,937
Directors’ fees and expenses	25,500
Custodian fees	1,875
Listing fee	7,439
Other fees and expenses	14,275
Total expenses		$168,961

Net investment income			$440

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$7,245,626
Less: cost of investment securities sold	5,816,285
Net realized gain on investments		$1,429,341

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$7,701,521
Less: unrealized appreciation at beginning of period	6,354,969
Net change in unrealized appreciation on investments		$1,346,552
Net realized gain and unrealized appreciation on investments			$2,775,893

Net increase (decrease) from operations			$2,776,333

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets (unaudited)

	Year Ended	Six Months Ended
	December 31, 2012	June 30, 2013

From Operations:

Net investment income	$196,835	$440
Net realized gain on investments	1,027,256	1,429,341
Net change in unrealized appreciation on investments	1,454,067	1,346,552

Net increase (decrease) from operations	$2,678,158	$2,776,333

Distributions to Shareholders from:

Net investment income	(97,789)	--
Net realized gain from investment transactions	(1,027,256)	--

Total distributions	$(1,125,045)	--

From Capital Stock Transactions:

Dividend reinvestment	--	--
Cash purchases
Net increase from capital stock transactions	--	--
Increase (decrease) in net assets	--	--

Total Net Assets:

Beginning of year	$22,243,178	$23,796,292
End of period (including undistributed net investment income of $125,745 and $126,185)	$23,796,292	$26,572,624

Shares:
Shares issued to shareholders under the Dividend Reinvestment and Cash Purchase Plan	--	--

Shares at beginning of year	3,125,124	3,125,124
Shares at end of period	3,125,124	3,125,124

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the years ended December 31:	2008	2009	2010	2011	2012	June 30, 2013
						(six months)
						(unaudited)
Net asset value at beginning of year	$8.48	$5.73	$7.06	$7.81	$7.12	$7.61

Net investment income	$0.05	$0.05	$0.08	$0.09	$0.06	$0.00
Net realized gain and unrealized appreciation (loss) on investments	$(2.45)	$1.33	$0.95	$0.27	$0.79	$0.89

Total from investment operations	$(2.40)	$1.38	$1.03	$0.36	$0.85	$0.89

Distribution from:
Net investment income	$(0.05)	$(0.05)	$(0.08)	$(0.09)	$(0.03)	$0.00
Realized gains	$(0.30)	$(0.00)	$(0.20)	$(0.96)	$(0.33)	$0.00
Total distributions	$(0.35)	$(0.05)	$(0.28)	$(1.05)	$(0.36)	$0.00

Net asset value at end of period	$5.73	$7.06	$7.81	$7.12	$7.61	$8.50

Fund share market price, end of period last traded price (A)	$5.00	$6.39	$6.62	$7.00	$7.10	$7.70

Total Investment Return (B):
Based on market value (annualized):
1 Year	(34%)	29%	8%	21%	7%	26%
5 Year	(4%)	2%	1%	4%	3%	9%
10 Year	2%	4%	2%	4%	4%	4%
From inception	7%	8%	8%	8%	8%	9%

Based on net asset value (annualized):
1 Year	(28%)	24%	15%	5%	12%	18%
5 Year	(3%)	0%	3%	1%	4%	9%
10 Year	1%	3%	2%	3%	6%	6%
From inception	8%	8%	9%	8%	9%	9%
Net assets, end of year (000s omitted)	$17,052	$21,004	$23,232	$22,237	$23,796	$26,572
Ratios to average net assets (C):
Ratio of expenses to average net assets (annualized)	1.69%	1.67%	1.52%	1.42%	1.43%	1.35%
Ratio of net investment income to average net assets (annualized)	0.74%	0.84%	1.09%	1.14%	0.83%	0.00%

Portfolio turnover	37%	37%	62%	25%	22%	26%
Average commission paid per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

(A)  If there was no sale on the valuation date, the bid price for each such date is shown.

(B)  Sims Capital Management LLC became the investment advisor to the Fund on June 1, 2007.

(C)  Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be an increase of approximately 0.07% for the year ended December 31, 2012, 0.13% for the year ended December 31, 2011 and 0.15% for the year ended December 31, 2010.  The Fund had negligible investment company investments in 2013 and did not have investment company investments in 2009 and 2008.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2013) (unaudited)

Common Stock (84.9% of total investments)			LEVEL ONE
Industry	Shares	Cost	Market Value	% of Total Inv.
Bank
Wells Fargo & Company	15,000	$597,750	$619,050
			$619,050	(2.3%)
Consumer
The Coca-Cola Company	11,000	410,080	$441,210
Colgate-Palmolive Co.	12,000	72,938	687,480
PepsiCo, Inc.	10,000	168,296	817,900
Procter & Gamble Co.	4,000	239,680	307,960
			$2,254,550	(8.5%)
Data Processing
Automatic Data Processing, Inc.	24,000	877,946	1,652,640
Paychex, Inc.	31,000	797,953	1,131,810
			$2,784,450	(10.5%)
Drug/Medical Device
Abbott Laboratories Inc.	7,500	175,588	261,600
Johnson & Johnson	4,000	45,500	343,440
Stryker Corp.	18,000	82,375	1,164,240
			$1,769,280	(6.7%)
Industrial
Deere & Company	14,000	1,191,784	1,137,500
Emerson Electric Co.	20,000	900,188	1,090,800
Gardner Denver Inc.	28,500	1,998,078	2,142,630
Hillenbrand, Inc.	51,000	987,591	1,209,210
Illinois Tool Works Inc.	17,000	786,916	1,175,890
Sigma-Aldrich Corp.	16,000	498,184	1,286,720
Waters Corp.*	6,000	302,341	600,300
			$8,643,050	(32.6%)
Insurance
AFLAC Corp.	19,000	1,018,259	1,104,280
Berkshire Hathaway Inc.*	17,000	1,303,475	1,902,640
The Chubb Corporation	14,000	715,049	1,185,100
			$4,192,020	(15.8%)
Mutual Fund Managers
Eaton Vance Corp.	28,000	607,484	1,052,520
Franklin Resources, Inc.	9,000	1,060,124	1,224,180
			$2,276,700	(8.6%)

Total common stock investments			$22,539,100

Money Market Funds (15.1% of total investments)			LEVEL ONE
	Shares	Cost	Market Value	% of Total Inv.
Federated Government Obligations Fund	4,008,663	4,008,663	$4,008,663
			$4,008,663	(15.1%)

Total money market fund investments			4,008,663

Total investments			$26,547,763
All other assets less liabilities			41,884

Accrued investment advisory fees			17,023
Accrued director fees			0

Total net assets			$26,572,624

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the Notes to the Financial Statements:

Dividends and distributions—Dividends from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.

Investments—Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes.  If no such price is available on the valuation date, the Board of Directors has determined that the most recent market price be used.  The Fund uses the amortized cost method to determine the carrying value of short-term debt obligations.  Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value.  Any discount or premium is amortized from the date of acquisition to maturity.  Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).  Given the extraordinary number of special dividends declared and paid late in December 2012, the Fund was unable to fully distribute income in 2012.  The Fund plans to distribute undistributed 2012 income to shareholders in 2013.

The following information is based upon the Federal income tax basis of portfolio investments as of June 30, 2013:

Gross unrealized appreciation	$7,776,441
Gross unrealized depreciation	(74,920)
Net unrealized appreciation	$7,701,521

Federal income tax basis	$14,837,579

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

(3)	Certain Service Providers Arrangements.

Investment advisor—For its services under the Investment Advisory Agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million. The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million. Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor. Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors. SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares. David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer and Secretary owns the remaining 50% of SCM.

Custodian—Bank of America Corporation serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, Bank of America receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee.

Transfer Agent—American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent pursuant to custody agreements. AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“Plan” or “DRIP”) which allows shareholders to reinvest cash dividends and make cash contributions. Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants. Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market. A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Distributions to Shareholders.

No distributions to shareholders were made in the first half of 2013.

(6)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the six-month period ended June 30, 2013 were $6,434,987 and $7,245,624, respectively.

(7)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought Fund shares at the bid price and sold Fund shares at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

2013 Annual Shareholder Meeting

The Fund’s 2013 annual meeting of shareholders (“Annual Meeting”) was held on April 18, 2013, for the following purposes:

1.	To elect a Board of seven (7) Directors.

2.	To ratify the selection of Plante & Moran, PLLC as the independent registered public accountants of the Fund for the calendar year ending December 31, 2013.

The following directors were elected under Proposal 1: Robert M. Bilkie, Jr., Phillip J. Hanrahan, Carl A. Holth, Peggy L. Schmeltz, Luke E. Sims, Donald G. Tyler, and Neal F. Zalenko.  Directors Bilkie and Hanrahan were elected for terms expiring at the 2014 Annual Meeting.  Directors Holth and Schmeltz were elected for terms expiring at the 2015 Annual Meeting.  Directors Sims, Tyler, and Zalenko were elected to terms expiring at the 2016 Annual Meeting.  Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public accountants for the 2013 calendar year.

Tabulation Report
Proposal 1 – Election of Directors

Directors	Votes For	Votes Withheld
Robert M. Bilkie, Jr.	1,917,790	74,468
Phillip J. Hanrahan	1,875,884	116,374
Carl A. Holth	1,877,112	115,146
Peggy L. Schmeltz	1,922,350	69,909
Luke E. Sims	1,851,727	140,531
Donald G. Tyler	1,898,893	93,366
Neal F. Zalenko	1,894,578	97,681

Proposal 2 –  Selection of Plante & Moran, PLLC

For	Against	Abstain
1,913,127	42,910	31,487

Total shares issued and outstanding on record date: 3,125,124

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the period ended June 30, 2013.  Directors who are not “interested persons” of the Fund received an annual retainer of $8,000 a year, paid in equal quarterly installments, and directors attending committee meetings were paid $500 for each meeting.  Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims, who is deemed to be an “interested person” of the Fund, is not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, and Secretary.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

The Fund is not part of a family of investment companies.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Robert M. Bilkie, Jr.,
Director	$4,000	None	None	$4,000

Phillip J. Hanrahan
Director	$4,500	None	None	$4,500

Carl A. Holth,
Director	$4,500	None	None	$4,500

Peggy L. Schmeltz,
Director	$4,000	None	None	$4,000

Donald G. Tyler,
Director	$4,000	None	None	$4,000

Neal F. Zalenko,
Director	$4,500	None	None	$4,500

Board of Directors

Robert M. Bilkie, Jr.	Carl A. Holth	Phillip J. Hanrahan
Chairman of the Board	Director	Director
Southfield, MI	Clinton Township, MI	Whitefish Bay, WI

Peggy L. Schmeltz	Luke E. Sims	Donald G. Tyler
Director	President & Chief Executive Officer	Director
Bowling Green, OH	Milwaukee, WI	Shorewood, WI

Neal F. Zalenko
Director
Birmingham, MI

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE MKT.

Fund Stock Repurchases.   The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   You can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, 2013, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2013).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q.   You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.  The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 3, 2012 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Director Luke E. Sims abstaining).  The Board was pleased that, over SCM’s five-year tenure, the Fund had outperformed the S&P 500 Index (total return basis).  The Board reviewed other factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economics of scale that may be realized as the Fund grows, whether fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  Overall, the Board remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund (Eagle Capital Growth Fund, Inc.) at 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.  CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties. A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not required for the semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required for the semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required for the semi-annual report.

ITEM 6.  INVESTMENTS

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not required for the semi-annual report.

ITEM 8.  INVESTMENTS

(a)	Not required for the semi-annual report.

(b)	There have been no changes to the Fund’s Portfolio Managers.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) within 90 days of this filing and have concluded, based on such evaluation, that the Fund’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the Fund in this Form N-CSRS was recorded, organized, and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Fund’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.  CONTROLS AND PROCEDURES

(A)(1) Not applicable.

(A)(2)(i) Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii) Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.